90093-P1 11/22

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED NOVEMBER 30, 2022, TO THE

SUMMARY PROSPECTUS AND PROSPECTUS

DATED JANUARY 28, 2022 OF

MARTIN CURRIE EMERGING MARKETS FUND (THE “FUND”)

Effective November 30, 2022, the following information supplements the information about the subadviser’s environmental, social, and government assessment of fund investments under “Principal investment strategies” in the Fund’s Summary Prospectus and Prospectus and under “More on the fund’s investment strategies, investments and risks – Selection process” in the Fund’s Prospectus and replaces any information to the contrary therein.

The subadviser assesses environmental, social and governance (“ESG”) risks and opportunities that could impact the ability of an issuer to generate future sustainable returns. These may include such factors as:

•	shareholder rights,

•	accounting standards,

•	remuneration,

•	board structure,

•	labor relations,

•	supply chain,

•	data protection,

•	pollution/hazardous waste,

•	water usage, and

•	climate change.

The subadviser assesses these ESG factors both quantitatively and qualitatively, through its proprietary ESG ratings system and its direct research and engagement process. The subadviser’s proprietary ESG ratings capture this analysis, with companies assigned a risk rating on each of governance and sustainability (environmental and social) from 1 (low risk) to 5 (high risk) following a consideration of environment, social affairs and corporate governance sustainability factors. Companies that have a sustainability or governance risk rating of 4 or worse will not be purchased for the fund.

The subadviser considers sustainability risks tied to ESG factors relevant to the returns of the fund. Because investing on the basis of ESG criteria involves qualitative and subjective analysis, there can be no assurance that the methodology utilized by, or determinations made by, the subadviser will align with the beliefs or values of a particular investor, and other managers may make a different assessment of a company’s ESG criteria.

In addition, the fund seeks to avoid investing in companies that, based on its exclusionary criteria, the subadviser has determined:

•	generate more than 5% of revenue from tobacco production, distribution or wholesale.

•	generate more than 5% of revenue from the production or distribution of conventional or nuclear weapons.

•	generate more than 5% of revenue from coal based power generation or the mining or distribution of thermal coal.

•	generate revenue from the production, sale or distribution of dedicated and key components of controversial weapons (i.e., antipersonnel mines, biological and chemical weaponry and cluster munitions).

•	as ‘fail’ under the principles set forth in the UN Global Compact.

The subadviser may engage with issuers to gain information on environmental, social and governance related issues and to promote best practices in the management and disclosure of these issues.

The subadviser applies its ESG process (as set out above) to the issuer of each security held in the fund’s portfolio, provided that the subadviser does not apply its ESG process to cash and instruments used for liquidity (including mutual funds and exchange-traded funds, short-term money market instruments and derivative contracts).

Instances when the team would sell a stock include the following:

•	the subadviser has determined that the issuer fails one or more of the exclusionary criteria described above

•	if the proprietary governance or sustainability rating assigned by the subadviser to an issuer changes to a score of 4 or worse.

Please retain this supplement for future reference.

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